EXHIBIT 99.1

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
     Debtor.                  )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
        FOR THE PERIOD FROM JUNE 6, 2004 TO JULY 3, 2004
        ------------------------------------------------


Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                              /s/ Jonathan W. Jordan
                              ----------------------
                              Attorney for Debtor
Dated:    Atlanta, GA
          August 2, 2004

Debtor's Address and
Phone Number:                      KING & SPALDING LLP

2291 Memorial Drive                James A. Pardo, Jr.
Danville, VA 24541                 Georgia Bar No. 561206
(434) 799-7000                     Sara Robinson Borders
                                   Georgia Bar No. 610649
                                   191 Peachtree Street
                                   Atlanta, GA  30303-1763
                                   (404) 572-4600

                                   ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
     Debtor.                  )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
        FOR THE PERIOD FROM JUNE 6, 2004 TO JULY 3, 2004
        -------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $38,080,000






I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 2nd day of August 2004.       /s/ Barry F. Shea
                                   ---------------------------
                                   Barry F. Shea
                                   Executive Vice President-Chief
                                   Financial Officer

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                          July 3, 2004
                         (in thousands)


Assets

Current assets:
    Cash and cash equivalents                          $   1,627
    Accounts receivable (less allowances of $9,279)       56,708
    Inventories                                          135,572
    Assets held for sale                                   5,735
    Prepaid expenses and other current assets              8,941
    Deferred income taxes                                  7,024
                                                        --------
           Total current assets                          215,607

Property, plant and equipment                            438,355
    Less accumulated depreciation and amortization      (270,283)
                                                        --------
         Net property, plant and equipment               168,072

Investment and advances to subsidiaries                    8,227

Other assets                                               8,663
                                                        --------
                                                       $ 400,569
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                          July 3, 2004
                         (in thousands)


        Liabilities and Shareholders' Equity

Current liabilities:
     Long-term debt currently due                      $ 106,843
     Accounts payable                                      8,615
     Due to subsidiaries                                   4,274
     Accrued compensation and related benefits            17,602
     Other accrued expenses                                9,816
                                                       ---------
          Total current liabilities                      147,150
Deferred income taxes                                      7,024
Other liabilities                                         22,396
                                                       ---------
Total liabilities not subject to compromise              176,570

Liabilities subject to compromise                        193,071

Shareholders' equity:
     Common stock                                            225
     Additional paid-in capital                          210,147
     Accumulated deficit                                (167,990)
     Accumulated other comprehensive loss                (11,204)
     Unearned compensation - restricted stock               (250)
                                                       ---------
          Total shareholders' equity                      30,928
                                                       ---------
                                                      $  400,569
                                                      ==========

In re:    DAN RIVER INC.
          Case No. 04-10990

                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

           For the Period June 6, 2004 to July 3, 2004
                         (in thousands)
Net sales                                              $  33,584
Cost of sales                                             34,465
                                                      ---------
Gross profit                                                (881)
Selling, general and administrative expenses               3,054
Other operating costs, net (A)                             4,492
Operating loss                                            (8,427)
Other income, net                                             21
Interest expense                                            (824)
Equity in loss of subsidiaries                            (4,841)
                                                      ---------
Loss before reorganization items                         (14,071)
Reorganization items (B)                                  (4,562)
                                                      ---------
Net loss                                               $ (18,633)
                                                      =========

(A) Other operating costs, net is comprised of a $2,590 non-cash charge for an adjustment to the carrying value of assets held for sale, and a $1,902 charge for severance and benefits associated with the termination of approximately 320 employees in connection with staff reductions and shift eliminations announced on June 22, 2004.

    (B)  Reorganization items is comprised of the following:

         Professional fees relating to
           bankruptcy matters                         $1,165
         Key employee retention program Bonuses          595
         Write-off of a portion of unamortized
           debt costs associated with senior credit
           agreement refinanced under DIP facility     2,802
                                                      ------
                                                      $4,562
                                                      ======

In re:    DAN RIVER INC.
          Case No. 04-10990
                CONDENSED STATEMENT OF CASH FLOWS
                           (UNAUDITED)
           For the Period June 6, 2004 to July 3, 2004
                         (in thousands)
Cash flows from operating activities:
Net loss                                               $ (18,633)
  Adjustments to reconcile net loss to net cash
    provided by Operating activities:
     Noncash interest expense                                285
     Depreciation and amortization of property, plant
       and equipment                                       2,368
     Amortization of restricted stock compensation            13
     Other operating costs, net                            4,492
     Write-off of unamortized debt costs                   2,802
     Equity in loss of subsidiaries                        4,841
  Changes in operating assets and liabilities:
            Accounts receivable                             (465)
            Inventories                                    8,616
            Prepaid expenses and other assets                824
            Accounts payable and accrued expenses         (7,526)
            Other liabilities                                 13
                                                        --------
                   Net cash used by operating
                     activities                           (2,370)
                                                        --------
Cash flows from investing activities:
      Capital expenditures                                  (241)
      Proceeds from sale of assets                           642
                                                        --------
                   Net cash provided by investing
                     activities                              401
                                                        --------
Cash flows from financing activities:
       DIP credit facility - borrowings                   38,434
       DIP credit facility - payments                    (34,948)
       Payments of long-term debt                         (2,038)
                                                        --------
                  Net cash provided by financing           1,448
                    activities                          --------
Net decrease in cash and cash equivalents                   (521)
Cash and cash equivalents at beginning of period           2,148
                                                        --------
Cash and cash equivalents at end of period             $   1,627
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990



      MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                         (in thousands)


Accounts Receivable at Petition Date:   $55,992

Accounts Receivable Reconciliation                    Amount
Net accounts Receivable at the Beginning of the
  Reporting Period                                    $  56,242
PLUS: Current Month Sales, Net                           33,584
LESS: Collections During the Month from Customers       (33,260)
Other, Net                                                  142
Net Accounts Receivable at the End of the Reporting
  Period                                              $  56,708

Accounts Receivable Aging                             Amount
Current                                               $  55,822
<30 Days Past Due                                         8,704
31 - 60 Days Past Due                                       716
60 -90 Days Past Due                                        173
> 90 Days Past Due                                          572
Total Accounts Receivable                                65,987
Less: Reserves and Allowances                            (9,279)
Accounts Receivable (Net)                             $  56,708

In re:    DAN RIVER INC.
          Case No. 04-10990



      MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                         (in thousands)

Post-Petition Accounts Payable consists of the following:

Accounts Payable Aging (Post Petition Only)           Amount
0-30 Days                                              $  7,369
31 - 60 Days                                                305
61 - 90 Days                                                  -
Over 90 Days                                                  -
Other - Primarily Accruals for Goods & Services
  Received But Not Yet Invoiced                             941
Total Accounts Payable                                 $  8,615

SECURED CREDITORS:

The Debtor made no payments to secured creditors except as otherwise permitted pursuant to Final Order, dated May 28, 2004, Authorizing Secured Post-Petition Financing on a Super Priority
Basis.

In re:    DAN RIVER INC.
          Case No. 04-10990

                INVENTORY AND FIXED ASSETS REPORT

INVENTORY REPORT (in thousands)

Inventory Balance at the Petition Date:  $141,758

Inventory Reconciliation                              Amount
Inventory Balance at Beginning of Period               $ 144,187
PLUS: Purchases and Other Costs Added During Period       25,850
LESS: Inventory Used/Sold                                (34,465)

Method of Costing Inventory:  first-in, first-out

FIXED ASSET REPORT (in thousands)

Fixed Assets Fair Market Value at petition Date:  unknown

Fixed Asset Reconciliation                            Amount
Fixed Asset BV at Beginning of Period                  $ 170,186
LESS: Depreciation Expense                                (2,368)
PLUS: Additions                                              254
Other Activity                                                 -
Fixed Assets BV at End of Period                       $ 168,072

Brief Description of Fixed Assets Purchased/Disposed of During
Period

Additions were generally for routine replacement items.

Pursuant to the "Order Establishing Procedures for Liquidating Non-Essential Assets Free and Clear of Liens, Claims, Encumbrances and Other Interests Through Either Auction or Private Sale" (entered May 28, 2004), the Debtor is permitted to sell assets that are valued at less than $250,000 individually in transactions not valued at more than $1,000,000. No assets were sold during the period pursuant to this order.

During the period the Debtor received $642,333 in proceeds from the sale of looms pursuant to an agreement dated April 7, 2004. The Debtor's motion to consummate this sale was granted by the Court per order entered on May 11, 2004. Pursuant to the Post-Petition Credit Agreement, the proceeds were applied to the prepayment of the Debtor's Pre-Petition Term Loan Obligations.

In re:    DAN RIVER INC.
          Case No. 04-10990
                       MONTHLY TAX REPORT

                   TAXES PAID DURING THE MONTH

Name of Taxing Authority         Description       Amount
AR Dept. of Finance & Adm.       SWH                      344
CA Dept. of Employ. Development  SWH                      954
FL Dept. of Revenue              Sales Tax                 54
GA Dept. of Revenue              Sales & Use Tax        4,591
GA Dept. of Revenue              SWH                   30,176
IL Dept. of Revenue              SWH                    1,291
IRS                              FICA & FWH         3,833,068
MS Bureau of Revenue             SWH                      798
NC Dept. of Revenue              Sales & Use Tax        1,680
NC Dept. of Revenue              SWH                   56,199
NJ Division of Revenue           SWH                    1,616
NYC Dept. of Finance             2004 2nd Qtr Est.      2,600
                                   Corp. Tax
NYC Dept. of Finance             NYC Rent Tax          26,715
NYS Corporation Tax              2004 2nd Qtr Est.      3,700
                                   Corp. Tax
NYS Employment Taxes             SWH                   46,946
NYS Employment Taxes             Unemployment             684
OR Dept. of Revenue              SWH                      270
PA Dept. of Revenue              2004 2nd Qtr Est.      3,900
                                   Corp. Tax
Receiver General                 Canada GST Return     20,231
SC Dept. of Revenue              Sales & Use Tax            4
SC Dept. of Revenue              SWH                      813
TN Dept. of Revenue              Sales & Use Tax        1,609
VA Dept. of Taxation             Sales Tax              2,376
VA Dept. of Taxation             Use Tax (May &        28,905
                                   June)
VA Dept. of Taxation             SWH                  485,126

Total Taxes Paid                                    4,554,650

*Pursuant to the Order Authorizing the Debtors to (A) Maintain
Existing Bank Accounts and cash Management System, (B) Continue
Use of Existing Business Forms, and (C) Continue Use of Existing
Investment Guidelines, the Debtor has not opened new cash accounts for tax payments.

In re:    DAN RIVER INC.
          Case No. 04-10990

                       TAXES OWED AND DUE

Name of Taxing          Date          Description      Amount
Authority               Payment
                       Due
AR Dept. of Finance &   7/15/2004     SWH                   344
  Adm.
AR Employment Security  7/31/2004     Unemployment          364
  Dept.
CA Dept. of Employ.     7/31/2004     Unemployment           81
  Development
CA State Board of       7/31/2004     Sales Tax             148
  Equalization
FL Dept. of Revenue     7/20/2004     Sales Tax             139
FL Div. of Unemploy.    7/31/2004     Unemployment           19
  Comp.
GA Dept. of Revenue     7/7/2004      SWH                 3,471
GA Dept. of Labor       7/31/2004     Unemployment       52,586
GA Dept. of Revenue     7/20/2004     Sales & Use Tax     4,152
IL Dept. of Revenue     7/31/2004     Unemployment          119
IRS                     7/31/2004     Fed'l              73,731
                                        Unemployment
IRS                     7/8/2004      FICA & FWH            223
MS Bureau of Revenue    7/15/2004     SWH                   798
NC Dept. of Revenue     7/20/2004     Sales & Use Tax       760
NC Dept. of Revenue     7/8/2004      SWH                 4,853
NC Employ. Security     7/31/2004     Unemployment      172,027
  Commission
NJ Division of Revenue  7/31/2004     Unemployment           22
NY State Sales Tax      3/20/2005     Sales Tax             104
NYS Employment Taxes    7/31/2004     Unemployment        1,857
OR Dept. of Revenue     7/31/2004     Unemployment           18
Receiver General        8/3/2004      June 2004          18,871
                                        Canada GST
                                        Return
SC Dept. of Revenue     7/15/2004     SWH                 1,059
SC Dept. of Revenue     7/20/2004     Sales & Use Tax       105
SC Employ.  Security    7/31/2004     Unemployment          172
  Commission
State of New Jersey     7/20/2004     Sales Tax              25

			Date
Name of Taxing		Payment
Authority	        Due 	      Description      Amount


TN Dept. of Revenue     7/20/2004     Sales & Use Tax     2,240
TN Dept. of Employ.     7/31/2004     Unemployment       15,910
  Security
Treasurer, State of     7/20/2004     Sales Tax              14
  Ohio
TX  Comptroller of      7/20/2005     Sales Tax              40
  Public Accts
TX Workforce Commission 7/31/2004     Unemployment           45
VA Dept. of Taxation    7/20/2004     Sales Tax           1,823
VA Dept. of Taxation    7/7/2004      SWH                38,891
VA Employment           7/31/2004     Unemployment      586,422
  Commission

Total Taxes Unpaid                                      981,433

In re:    DAN RIVER INC.
          Case No. 04-10990

                    CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation liability, fire, theft, comprehensive, vehicle, health and life.

Type of Coverage                          Expiration
Property & Business Interruption          6/30/05
Boiler & Machinery                        6/30/05
Commercial General Liability              6/1/05
General Liability - Brookneal Dam         6/1/05
Automobile -All states except TX, Canada  6/1/05
Automobile - Texas                        6/1/05
International Package                     6/1/05
Advertising Liability                     6/1/05
Umbrella - Excess                         6/1/05
Motor Truck Cargo & Marine Cargo          1/1/05
Canadian General Liability Policy         6/1/05
Directors & Officers                      11/20/04
Crime                                     11/20/04
Fiduciary Liability                       11/20/04
Special Risk                              11/20/04
Workers Comp Excess for VA & GA           10/1/04
Workers Comp - AR, CA, FL, IL, MS, NJ, ,  10/1/04
  NC, OR, TX
Workers Comp. TN                          12/8/04
Workers Comp. NY                          11/21/04
Health                                    1/1/05
Life Insurance                            1/1/06
Long Term Disability                      1/1/05
Basic Accident                            1/1/06
Business Travel Accident                  9/1/04
Short Term Disability -NY                 9/1/04

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
     Debtor.                  )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
        FOR THE PERIOD FROM JUNE 6, 2004 TO JULY 3, 2004



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Jonathan W. Jordan
                                   -----------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          August 2, 2004

Debtor's Address and
Phone Number:                      KING & SPALDING LLP

2291 Memorial Drive                James A. Pardo, Jr.
Danville, VA 24541                 Georgia Bar No. 561206
(434) 799-7000                     Sara Robinson Borders
                                   Georgia Bar No. 610649
                                   191 Peachtree Street
                                   Atlanta, GA  30303-1763
                                   (404) 572-4600

                                   ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
     Debtor.                  )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
        FOR THE PERIOD FROM JUNE 6, 2004 TO JULY 3, 2004

NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $0

The Debtor's only assets consist of idle real estate held for sale, with no book value. There was no activity during the reporting period.




I declare under penalty of perjury that this statement is true and correct to the best of my knowledge and belief.

This 2nd day of August 2004.       /s/ Barry F. Shea
                                   -------------------------
                                   Barry F. Shea
                                   Executive Vice President-Chief
                                   Financial Officer

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER FACTORY STORES, INC.)    Case No. 04-10993
                              )
     Debtor.                  )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
        FOR THE PERIOD FROM JUNE 6, 2004 TO JULY 3, 2004



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        /s/ Jonathan W. Jordan
                                        -----------------------
                                        Attorney for Debtor
Dated:    Atlanta, GA
          August 2, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        	)    Chapter 11
                              	)
DAN RIVER FACTORY STORES, INC.	)    Case No. 04-10993
                              	)
     Debtor.                  	)    Judge Drake
                              	)


DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
FOR THE PERIOD FROM JUNE 6, 2004 TO JULY 3, 2004

NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $60,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of the total of the Debtor's cost of goods sold, selling, general and administrative expenses, and capital expenditures for the reporting period ended
July 3, 2004.

As previously disclosed in the Dan River Factory Stores, Inc. Statement of Financial Affairs, the Debtor owns no assets and does not maintain a bank account. All disbursements for the Debtor's business are made by the Debtor's parent, Dan River Inc.

For additional information on the nature of the Debtor's operations and assets and liabilities, please refer to the Debtor's previously filed Statement of Financial Affairs.

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 2nd day of August 2004.       /s/ Barry F. Shea
                                   -------------------------
                                   Barry F. Shea
                                   Executive Vice President-Chief
                                   Financial Officer

In re:    DAN RIVER FACTORY STORES, INC.
          Case No. 04-10993

                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                          July 3, 2004
                         (in thousands)

                      Assets
Due from parent                                     $ 2,291
                                                    =======


       Liabilities and Shareholder's Equity

Liabilities                                         $     -

Common stock                                              -
Paid-in capital                                       1,739
Retained earnings                                       552
                                                     ------
                                                    $ 2,291
                                                    =======


                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

           For the Period June 6, 2004 to July 3, 2004
                         (in thousands)


Net sales                                            $   60
Cost of sales                                            28
                                                     ------
Gross profit                                             32
Selling, general and administrative expenses             32
                                                     ------
Net income                                           $    -
                                                     ======

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
     Debtor.                  )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
        FOR THE PERIOD FROM JUNE 6, 2004 TO JULY 3, 2004



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Jonathan W. Jordan
                                   -----------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          August 2, 2004

Debtor's Address and
Phone Number:                      KING & SPALDING LLP

2291 Memorial Drive                James A. Pardo, Jr.
Danville, VA 24541                 Georgia Bar No. 561206
(434) 799-7000                     Sara Robinson Borders
                                   Georgia Bar No. 610649
                                   191 Peachtree Street
                                   Atlanta, GA  30303-1763
                                   (404) 572-4600

                                   ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
     Debtor.                  )    Judge Drake
                              )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
        FOR THE PERIOD FROM JUNE 6, 2004 TO JULY 3, 2004

NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $485,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of certain transfers to non-Debtor Affiliates made pursuant to the Order Authorizing the Debtor to (A) Maintain Existing Bank Accounts and Cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines. All such disbursements were made on behalf of Dan River International Ltd. by Dan River Inc. The Debtor has no operations and its sole asset is its investment in foreign (non-debtor) subsidiaries.
For additional information, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 2nd day of August 2004.       /s/ Barry F. Shea
                                   -------------------------
                                   Barry F. Shea
                                   Executive Vice President-Chief
                                   Financial Officer

In re:    DAN RIVER INTERNATIONAL LTD.
          Case No. 04-10991


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                          July 3, 2004
                         (in thousands)



                      Assets

Investment in subsidiaries                          $  5,892
                                                    ========

       Liabilities and Shareholder's Equity

Liabilities:
Due to parent                                       $ 19,152

Shareholder's equity:
Capital stock                                              -
Accumulated deficit                                  (13,260)
                                                    $  5,892
                                                    ========